                                                                    EXHIBIT 10.6

                             GAS PURCHASE AGREEMENT

         THIS AGREEMENT, entered into this first day of November, 1997, ("Effective Date") by and between EASTERN STATES OIL & GAS, INC., a Virginia corporation ("Seller"), and CNG ENERGY SERVICES CORPORATION, a Delaware corporation ("Buyer").

         WHEREAS, Seller has available a supply of natural gas at certain points of connection on the pipeline system identified in Exhibit B, which are for sale; and

         WHEREAS, Buyer is seeking to purchase gas supplies; and

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, Seller and Buyer hereby mutually agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 The term "Agreement" shall mean this Firm Gas Purchase Agreement and the Confirmation(s) attached hereto as executed from time to time and made a part hereof.

         1.2 The term "Confirmation" shall mean the letter agreement, a form copy of which is attached hereto as Exhibit "A", which may be executed by Buyer and Seller from time to time and which shall bind Buyer and Seller to particular transactions for the purchase and sale of the gas in accordance with the terms thereof and this Agreement.

         1.3 The term "Day" shall mean the twenty-four (24) hour period commencing at eight o'clock (8:00) a.m. Eastern Time.

         1.4 The term "Dth" shall mean the quantity of heat energy which is one million British Thermal Units (MMBtu).

         1.5 The term "Effective Period" shall mean the period of time (Days, Months, or any portion thereof) specified on the then effective Confirmation.

         1.6 The term "Gas" shall mean natural gas or any mixture of hydrocarbons or of hydrocarbons and noncombustible gases, in a gaseous state.

         1.7 The term "Mcf" shall mean one thousand (1,000) cubic feet of gas measured at the temperature and pressure specified by the System identified in Exhibit "B."

         1.8 The term "Quantity" shall mean the amount of Gas set forth in the Confirmation which Buyer agrees to purchase and receive pursuant to the terms and conditions hereof at the Delivery Point(s) as defined in Article IV herein.

         1.9 The term "System" shall mean the pipeline system of an interstate pipeline or local distribution company as identified on the applicable Confirmation.

                                   ARTICLE II
                                NATURE OF SERVICE

         2.1 For all deliveries and receipts of gas hereunder, the obligations of the parties shall be firm and subject to suspension only for the duration of an event of Force Majeure, as defined herein. A non-performing party shall be responsible for payment of those costs reasonably incurred by the performing party, including incremental transportation costs, in securing alternate supply (where Buyer is the performing party) or alternate market (where Seller is the performing party).

                                   ARTICLE III
                                  CONFIRMATION

         3.1 Buyer agrees to purchase the Quantity of Gas from Seller for the Price at the Delivery Point(s) for the Effective Period. The Quantity, Price, Delivery Point(s), Effective Period and other special provisions shall be identified in the Confirmation.

         3.2 Buyer and Seller agree that the specific terms associated with Price, Quantity, Delivery Point(s), Effective Period and other special provisions are subject to change from time to time upon mutual agreement of the parties hereto by written execution of a "Confirmation" substantially in the form of Exhibit "A".

         3.3 The parties hereby consent to the tape recording of telephone conversations in which agreement to a Transaction is reached. Any such tape recording will be deemed a "writing" and "signed" by the parties and may be introduced as evidence to prove the fact or terms of a Transaction.

                                   ARTICLE IV
                                DELIVERY POINT(s)

         4.1 The "Delivery Point(s)", as listed in an effective Confirmation, are the points at which delivery of the Gas purchased herein are deemed to be made at a point of the interconnection of Seller's gathering facilities with the metering facilities of the System identified on Exhibit "B." Seller shall arrange and be responsible for the delivery of the Gas to the Delivery Point(s) as specified on the then effective Confirmation. Buyer shall arrange and be responsible for the transportation of the Gas after delivery is made at the Delivery Point(s).

                                    ARTICLE V
                                      PRICE

         5.1 The price ("Price") paid by Buyer during each Effective Period, for the Gas delivered by Seller to the Delivery Point(s), shall be as specified on the then effective Confirmation(s). The price is inclusive of all production, severance, excise, ad valorem, royalties or similar taxes levied on the production or transportation of the Gas prior to or at its delivery to Buyer hereunder.

                                   ARTICLE VI
                                      TERM

         6.1 The Agreement shall become effective on the Effective Date hereof and shall remain in full force and effect for one year from the Effective Date and thereafter until terminated by either party upon thirty (30) days' written notice to the other party; however, in the event either party terminates this Agreement during an Effective Period of a Confirmation, this Agreement shall survive until the expiration of such Effective Period and the satisfaction of all obligations thereunder.

                                   ARTICLE VII
                               BILLING AND PAYMENT

         7.1 Seller shall deliver to Buyer an invoice, including the delivery statement provided by the System identified on Exhibit "B." By the fifty-fifth
(55th) day following deliveries, Buyer shall pay Seller for such deliveries. In the event a dispute arises as to the amount payable in any invoice rendered hereunder, Buyer shall nevertheless pay when due the amount not in dispute under such invoice. Such payment shall not be deemed to be a waiver of the right by Buyer to recoup any overpayment, nor shall acceptance of any payment be deemed to be a waiver by Seller of any underpayment. In the event that a System issues a prior period adjustment as to amounts delivered to Buyer, such adjustment shall be invoiced or credited to Buyer's account at the price as of the month of delivery.

         7.2 In the event Buyer fails to forward the entire amount due, except amounts disputed in good faith, to Seller when same is due, interest on the unpaid portion shall accrue at a rate equal to one percent (1%) above the prime rate charged by Chase Manhattan Bank, New York, from time to time, or the maximum legal rate, whichever is the lesser, compounded daily from the date such payment is due until the same is paid.

         7.3 Each party hereto shall have the right at all reasonable times to examine the books and records of the other party to the extent necessary to verify the accuracy of any statement, charge, computation, invoice or demand made under or pursuant to this Agreement. Any payment shall be final as to both parties unless questioned within twelve (12) calendar months from the date of such payment.

                                  ARTICLE VIII
                         MEASUREMENT AND QUALITY OF GAS

         8.1 Quantities of Gas delivered to the Delivery Point(s) hereunder shall be measured according to the measurement provisions contained in the tariff of the applicable System.

         8.2 On the 20th day of the month immediately preceding delivery, Seller shall provide Buyer with estimates of volumes of Gas to be delivered and shall update this as necessary prior to the close of the New York Mercantile Exchange final settlement day. The parties agree that deliveries up to five percent (5%) above or below the estimated volumes shall be acceptable and shall not be subject to imbalance or other penalties.

         8.3 Seller shall deliver Gas which meets the applicable System's required quality specifications.

                                   ARTICLE IX
                           TITLE AND WARRANTY OF TITLE

         9.1 Except as provided by Section 4.1, title to and risk of loss of all Gas delivered hereunder shall pass and vest in Buyer at the Delivery Point(s).

         9.2 Seller warrants the title to the Gas delivered hereunder, that it has good and lawful authority to sell such Gas, and that such Gas is free from all liens and adverse claims of any kind or character. Seller agrees to indemnify and hold Buyer harmless from all claims, suits, actions, debts, accounts, damages, costs, losses and expenses of every kind and character arising out of any adverse claim to or against such title. In the event an adverse claim is brought against Gas which is subject to this Agreement, Buyer may suspend payment for such Gas pending resolution of that claim.

                                    ARTICLE X
                                  FORCE MAJEURE

         10.1 If, by reason of Force Majeure, either party is rendered unable, wholly or in part, to carry out its obligations under this Agreement, such party shall be excused from performance hereunder, except to the extent payment is due for Gas delivered, during the continuance of any inability so caused. "Force Majeure" shall mean acts of God; strikes, lockouts or industrial disturbances; interruptions by government or court orders, present or future orders of any regulatory body having jurisdiction; acts of the public enemy; wars; riots; inability to secure materials or labor; inability to secure right-of-way; epidemics, landslides; lightning; earthquakes; fires; storms; floods; explosions; breakage or accident to machinery, pipelines, compressors or equipment; unplanned outages of compressor equipment or pipelines; freezing of wells or pipelines; or any other situation, occurrence or condition not reasonably within the control of the party claiming suspension, including, without limitation, interruption of firm transportation, gathering, treating, compression or services required of third parties. In the event either party is unable to perform its obligations hereunder due to Force Majeure as defined herein, that party shall notify the other party as soon as practicable and shall use due diligence to alleviate such condition(s).

                                   ARTICLE XI
                                      TAXES

         11.1 Seller shall pay, or cause to be paid, all royalties, overriding royalties and payments out of production and all taxes including, without limitation, severance and production taxes, imposed on or with respect to the gas prior to or at its delivery at the Delivery Point; provided, however, if state law requires Buyer to remit such taxes to the collecting authority, Buyer shall do so and deduct the taxes so paid from payments otherwise due hereunder.

                                   ARTICLE XII
                                  MISCELLANEOUS

         12.1 Notice. Any notice, request, or statement ("Notice") provided in this Agreement between Buyer and Seller shall be in writing. Such Notice may be transmitted via ordinary mail or telecopy.

         Any such Notice shall be considered as duly delivered as of the earlier of the receipt date indicated on the telecopy or the postmark date when mailed by ordinary mail to the other party at the following address:

         (a)      NOTICE TO SELLER:

                         Attn:          Contract Administration
                                        Eastern States Oil and Gas, Inc.
                                        1710 Pennsylvania Ave.
                                        Charleston, WV 25302

                         Telecopy:      304-344-0363
                         Telephone:     304-343-9566

         (b)      PAYMENT TO SELLER:

                         Eastern States Oil & Gas, Inc.
                         ABA:           043-000-096

                             Acct:  0245-1315
                             PNC Bank
                             Pittsburgh, PA 15264

                             Telecopy:
                             Telephone:

         (c)      NOTICE TO BUYER:

                             Attn:  Contract Administration
                                    CNG ENERGY SERVICES CORPORATION
                                    One Park Ridge Center
                                    P.O. Box 15746
                                    Pittsburgh, PA  15244-0746

                             Telecopy:      (412) 787-4464
                             Telephone:     (412) 787-4000

         (d)      STATEMENT TO BUYER:

                             Attn:  Gas Accounting
                                    CNG Energy Services Corporation
                                    One Park Ridge Center
                                    P.O. Box 15746
                                    Pittsburgh, PA  15244-0746

                             Telecopy:      (412) 787-4027
                             Telephone:     (412) 787-4000

         12.2 Entire Agreement and Amendments. This written Agreement, including the then effective Confirmation(s), contains the entire Agreement between the parties and there are no other understandings or representations between the parties hereto. This Agreement may not be amended except by an instrument in writing.

         12.3 Governing Law. This Agreement shall be governed and construed in accordance with the substantive laws of the state of Pennsylvania, without regard to the choice of law rules thereof.

         12.4 Severability. If any provision of this Agreement shall be held invalid, illegal, or unenforceable to any extent and for any reason by a court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby and shall be enforceable to the full extent permitted by law.

         12.5 Waiver. The failure of either party at any time to exercise any right or to require performance by the other party of any provision herein shall in no way affect the right of such party thereafter to enforce the same, nor shall the waiver by either party hereto of any breach of any provision herein by the other party be a waiver of any other breach of such provision, or as a waiver of the provision itself.

         12.6 Headings. The title headings are for identification and reference only and shall not be used in interpreting any part of this Agreement.

         12.7 Joint Efforts. This Agreement shall be considered for all purposes as prepared through the joint efforts of the parties, and shall not be construed against one party or the other as a result of the preparation, submittal or other event of negotiation drafting or execution thereof.

         12.8 Assignment. This Agreement shall inure to and be binding upon the successors and assigns of the parties hereto; provided, that neither party shall assign this Agreement and the rights hereunder without first having obtained the written approval of the other party which approval shall not be unreasonably withheld.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the day and year first above written.

                                     CNG ENERGY SERVICES CORPORATION



                                     By: /s/ Rita Nagle
                                        --------------------------------------
                                     Name:   Rita Nagle
                                     Title:


                                     EASTERN STATES OIL & GAS, INC.


                                     By:   /s/ Stevens V. Gillespie
                                        --------------------------------------
                                     Name:    Stevens V. Gillespie
                                     Title:   Senior Vice President

                           CNG FIELD SERVICES COMPANY
                               CONFIRMATION LETTER
================================================================================

SELLER: BLAZER ENERGY CORPORATION           BUYER: CNG FIELD SERVICES COMPANY
        2900 EISENHOWER AVENUE                     140 WEST MAIN STREET
        SUITE 300                                  P.O.  BOX 1570
        ALEXANDRIA, VA 22314                       CLARKSBURG, WV 26302-1570
ATTN:   Stevens V. Gillespie                ATTN:  Tony Garcia
        (703) 317-2327                             (304) 623-8168
FAX #:  (703) 317-2304                      FAX #: (304) 623-8973
================================================================================
Quantity: 11/01/98 to 01/31/99 24,275 MMBtu Daily (Estimated)
          02/01/99 to 10/31/99 29,275 MMBtu Daily (Estimated)

--------------------------------------------------------------------------------
Type of Service:  FIRM

Seller shall be required to sell and Buyer shall be required to purchase the quantities of Gas set forth herein. Either party may interrupt its performance only to the extent that such performance is prevented for reasons of Force Majeure or curtailment of firm transportation and/or storage, without liability to the other party. If a party interrupts for any other reason or curtails a Firm customer before curtailing similarly affected Interruptible customers, the non-breaching party's exclusive remedy shall be that it may recover its Cover Costs.

--------------------------------------------------------------------------------
Term:            11/1/98 through 10/31/99

--------------------------------------------------------------------------------
Price:           11/01/98 to 03/31/99 @IF-CNGApp plus $0.04 USD Per MMBtu
                   (Base) (Reference)
                 04/01/99 to 10/31/99 @IF-CNGApp plus $0.01 USD Per MMBtu
                   (Base) (Reference)

--------------------------------------------------------------------------------
Delivery Point:  CNG TRANSMISSION CORPORATION @ HASTINGS GATHERING POOLS
                 CNG TRANSMISSION CORPORATION @ HASTINGS TRANSMISSION POOLS
                 CNG TRANSMISSION CORPORATION @ CORNWELL GATHERING POOLS
                 CNG TRANSMISSION CORPORATION @ CORNWELL TRANSMISSION POOLS
                 CNG TRANSMISSION CORPORATION @ BRIDGEPORT GATHERING POOLS
                 CNG TRANSMISSION CORPORATION @ HASTINGS TRANSMISSION POOLS
                 CNG TRANSMISSION CORPORATION @ MISCELLANEOUS TRANSMISSION POOLS

--------------------------------------------------------------------------------
Pipeline:        CNG TRANSMISSION CORPORATION

--------------------------------------------------------------------------------
Special Provisions: LESS APPLICABLE GATHERING AND EXTRACTION FEES, BASED ON ACTUAL VOLUMES CREDITED TO FSC POOL WITHIN 5% OF SELLER ESTIMATE.

--------------------------------------------------------------------------------
   This purchase is subject to the existing contract between Buyer and Seller.
================================================================================
                              By:            CNG FIELD SERVICES COMPANY

                              /s/ Tony Garcia
           BUYER              --------------------------------------------------
                              Title: Manager--Appalachian Supply  Date: 10/16/98

--------------------------------------------------------------------------------
                              By:           EASTERN STATES OIL & GAS, INC.

           SELLER             /s/ Stevens V. Gillespie
                              --------------------------------------------------
                              Title: Senior Vice President        Date: 10/18/98

================================================================================
             PLEASE EXECUTE AND RETURN BY FAX ASAP TO (304) 623-8973
             This confirmation letter will be deemed accepted if no
                   response is received within two (2) days.

                           CNG FIELD SERVICES COMPANY
                               CONFIRMATION LETTER
================================================================================

Deal ID: P-BLAZERENERGY-0004

SELLER:  BLAZER ENERGY CORPORATION          BUYER:   CNG FIELD SERVICES COMPANY
         2800 Eisenhower Avenue                      P.O.  Box 1570
         Alexandria, VA                              Clarksburg, WV
         United States  22314                        United States 26302-1570

ATTN:    Gillespie, Steve                   ATTN:    Charles Roberts
PHONE:   (703) 317-2300                     PHONE #: (304) 623-8167
FAX #:   (703) 317-2304                     FAX #:   (304) 623-8973
================================================================================

TYPE OF SERVICE:  Firm

Seller shall be required to sell and Buyer shall be required to purchase the quantities of Gas set forth herein. Either party may interrupt its performance only to the extent that such performance is prevented for reasons of Force Majeure or curtailment of firm transportation and/or storage, without liability to the other party. If a party interrupts for any other reason or curtails a Firm customer before curtailing similarly affected Interruptible customers, the non-breaching party's exclusive remedy shall be that it may recover its Cover Costs.

--------------------------------------------------------------------------------
TERM:          11/01/1998 through 10/31/99

--------------------------------------------------------------------------------
DELIVERY POINT:
11/01/1998 to 10/31/1999: CNG Transmission Corporation @ GWFS -
                          GATHERING WET - FS POOL

--------------------------------------------------------------------------------
PRICE:

DEAL PRICES
  11/01/1998 to 10/31/1999:
  Purchase Gas @ Inside Ferc CNGT Appalachia USD Per MMBtu (Base) (Reference)

OTHER COSTS
  11/01/1998 to 10/31/1999:
  Gath/Extract @ Meter: GWFS GATHERING WET - FS POOL @ Appalachian Gathering Wet Deduct USD Per MMBtu (Quantity)

--------------------------------------------------------------------------------
QUANTITY:

Effective: 11/01/1998 to 10/31/1999: 6,274 MMBtu Daily

--------------------------------------------------------------------------------
SPECIAL PROVISIONS: Less applicable gathering and extraction fees

--------------------------------------------------------------------------------

   This purchase is subject to the existing contract between Buyer and Seller.
================================================================================
                              By:            CNG FIELD SERVICES COMPANY



           BUYER              /s/ Charles Roberts
                              --------------------------------------------------
                              Title:                              Date: 1/13/99

--------------------------------------------------------------------------------
                              By:

           SELLER             /s/ Stevens V. Gillespie
                              --------------------------------------------------
                              Title: Senior Vice President        Date: 3/16/99

================================================================================
             PLEASE EXECUTE AND RETURN BY FAX ASAP TO (304) 623-8973
             This confirmation letter will be deemed accepted if no
                   response is received within two (2) days.

                                          CNG FIELD SERVICES CORPORATION
                                                CONFIRMATION LETTER
===================================================================================================================
DEAL ID:       P-EASTERNSTATE-0005

SELLER:        EASTERN STATES OIL & GAS, INC.              BUYER:       CNG FIELD SERVICES COMPANY
               2800 Eisenhower Avenue                                   P.O.  Box 1570
               Alexandria, VA                                           Clarksburg, WV
               United States  22314                                     United States 26302-1570
ATTN:          Gillespie, Steve                            ATTN:        Tony Garcia
PHONE:         (703) 317-2300                              PHONE #:     (304) 623-8168
FAX #:         (703) 317-2301                              FAX #:       (304) 623-8973
===================================================================================================================

TYPE OF SERVICE:  FIRM
Seller shall be required to sell and Buyer shall be required to purchase the quantities of Gas set forth herein. Either party may interrupt its performance only to the extent that such performance is prevented for reasons of Force Majeure or curtailment of firm transportation and/or storage, without liability to the other party. If a party interrupts for any other reason or curtails a Firm customer before curtailing similarly affected Interruptible customers, the non-breaching party's exclusive remedy shall be that it may recover its Cover Costs.

--------------------------------------------------------------------------------
TERM:          11/01/1999 through 10/31/2000

--------------------------------------------------------------------------------
DELIVERY POINT:
11/01/1999 to 10/31/2000: CNG Transmission Corporation @ GDFS - GATHERING DRY - FS POOL
11/01/1999 to 10/31/2000: CNG Transmission Corporation @ GWFS - GATHERING WET - FS POOL
11/01/1999 to 10/31/2000: CNG Transmission Corporation @ TWFS - TRANSMISSION
WET - FS POOL

--------------------------------------------------------------------------------
PRICE:
DEAL PRICES
 11/01/1999 to 10/31/2000: Purchase Gas @ Inside Ferc CNGT Appalachia Increment:
  $0.02 USD Per MMBtu (Base)(Reference)
OTHER COSTS
 11/01/1999 to 10/31/2000:  Extraction @ Meter: TWFS  TRANSMISSION WET - FS POOL
  @ Appalachian Transmission Wet Deduct USD Per MMBtu (Quantity)
 11/01/1999 to 10/31/2000: Gath/Extract @ Meter: GWFS GATHERING WET - FS POOL @ Appalachian Gathering Wet Deduct USD Per MMBtu (Quantity)
 11/01/1999 to 10/31/2000: Gathering @ Meter: GDFS GATHERING DRY - FS POOL @ Appalachian Gathering Dry Deduct USD Per MMBtu (Quantity)

--------------------------------------------------------------------------------
QUANTITY:
Effective:  11/01/1999 to 10/31/2000:  24,000 MMBtu Daily

--------------------------------------------------------------------------------
SPECIAL PROVISIONS:  Less applicable gathering and extraction fees

--------------------------------------------------------------------------------

                    This purchase is subject to the existing contract between Buyer and Seller.
===================================================================================================================
            BUYER             CNG FIELD SERVICES COMPANY:
                                 /s/ Tony Garcia
                           ----------------------------------------------------------------------------------------
                              Title: Manager, Appalachian Supply                        Date:

-------------------------------------------------------------------------------------------------------------------
           SELLER             By: /s/ Stevens V. Gillespie
                           ----------------------------------------------------------------------------------------
                              Title:  Senior Vice President                             Date:

===================================================================================================================

            PLEASE EXECUTE AND RETURN BY FAX ASAP TO (304) 623-8973.
             This confirmation letter will be deemed accepted if no
                    response is received within two (2) days.